Exhibit 99.2

Quality Assets. Disciplined Management.







Investor Presentation

www.sanchezpp.com

August 2015

SPP LISTED NYSE MKT

SANCHEZ PRODUCTION PARTNERS

Legal Disclaimers

Forward-Looking Statements This presentation contains forward–looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; acquisition strategy; financial strategy; ability to resume, maintain and grow distributions; drilling locations; oil, natural gas and natural gas liquids reserves; realized oil, natural gas and natural gas liquids prices; production volumes; lease operating expenses, general and administrative expenses and development costs; future operating results; and plans, objectives, expectations, forecasts, outlook and intentions. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology.

The forward–looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by the management of our general partner. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward–looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward–looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward–looking statements due to factors listed in the "Risk Factors" section in our Securities and Exchange Commission ("SEC") filings and elsewhere in those filings. All forward–looking statements speak only as of the date of this presentation. We do not intend to publicly update or revise any forward–looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Oil and Gas Reserves The SEC requires oil and gas companies, in filings with the SEC, to disclose "proved oil and gas reserves" (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose "probable reserves" (i.e., quantities of oil and gas that are as likely as not to be recovered) and "possible reserves" (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Investors are urged to consider closely the disclosure in Sanchez Production Partners' Annual Report on Form 10-K for the most recent fiscal year.

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SPP Investment Highlights

Successful Conversion to MLP With Unique Sponsorship	◆ Integrated through Services Agreements with Sanchez Oil & Gas Corp. ("SOG") ❖ Committed to building a sustainable and attractive MLP ❖ Provides SPP with a robust operational platform and deal flow
Focused on Sustainable Growth With Emphasis on FCF Generation	◆ Targeting cash producing assets involved in production, gathering, and processing activities with minimal maintenance capital requirements and low overhead
Visibility of Growth Opportunities from SOG Relationship	◆ Leveraging SOG's operational platform, service relationships, and deal flow ◆ Joint bid opportunities ◆ "Right sized" transactions with other third parties
Legacy Assets Provide Solid Base to Build From	◆ Positive cash flow supported by: ❖ Diverse legacy asset base ❖ Hedging activity aimed at certainty of cash flow over time
Experienced and Disciplined Management Team	◆ Senior management team averages over 20 years of industry experience ◆ SOG's platform of over 200 full-time employees includes 46 technical staff/engineers

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As of 6/30/2015	
Market Value	$ 60.7 MM
Enterprise Value	$178.9 MM

Pro Forma Asset Base[(1)]	
Proved Reserves:	21,036 MBOE
% PDP:	84%
% Natural Gas:	72%
% Oil/Liquids:	28%
Proved R/P Ratio:	10.6 Years

As of 8/3/2015



SOG Operating Platform
SP Holdings, LLC (SR)
Shared Services Agreement / ICRs
100%
Sanchez Production Partners GP LLC (SR)
100% GP
Sanchez Energy Corporation (LP Interests)
3.3%
Insiders (LP Interests)
8.0%
Public Unitholders (LP Interests)
88.7%
Class A Preferred Unitholders ($17.4MM Face Value)
Sanchez Production Partners LP (NYSE MKT: SPP)
Credit Facility ($100MM)
EFS/Gulf Coast Assets
Mid-Continent Assets
Assets Targeted for Divestiture
Assets Retained

(1) As of 12/31/2014 based on forward prices; Includes SPP Eagle Ford Acquisition, which closed 03/31/2015

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SPP's Corporate Transition

Q2 2014
Executed Services Agreements with SOG and Related Companies

Q3 2014
Completed Rebranding ("CEP" to "SPP")

Q1 2015
Converted from LLC to GP/LP

Closed SPP Eagle Ford Acquisition

2015
Identify/Pursue Acquisitions and Other Opportunities

2015+
Identify/Pursue Acquisitions and Other Opportunities; Raise Capital

The Path to Distributions

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The Sanchez Advantage

SPP
LISTED
NYSE MKT

SOG’s operational platform…

Sanchez Oil & Gas Corporation (“SOG”) provides a robust, full service oil and gas operational platform

- **Experienced Management:** Senior management team averages over 20 years of industry experience
- **Technical Expertise:** Employs over 200 full-time employees, including 46 technical staff/engineers
- **Operational Expertise:** Drilled or participated in over 1,000 wells during its 40 year history
- **Active Business Development:** Dedicated business development team screens ~150 acquisition opportunities each year


Sanchez Oil & Gas
Operations
Financial
Executive
Land & Mineral Management
Geology & Geophysics
Engineering
Marketing
Field Operations
Administration
Capital Markets
Risk Management
Accounting & Financial Reporting
Treasury
Management

Source: Sanchez Oil & Gas Corporation

…creates a well-sponsored Partnership

Sanchez Oil & Gas Corporation

("SOG") | 1972

Operations and Technical Support

- Private operating platform with 200+ employees
- Experienced management
- Technical and operational expertise
- Active business development

Shared Services and Business Development Relationships[1]

Sanchez Energy Corporation

(NYSE: SN) | 2011 (IPO)

Development / Growth

- Structure: Public C-Corp
- Enterprise Value: > $2 billion
- Asset Focus: Oil resource focus
  - Eagle Ford Shale
  - Tuscaloosa Marine Shale
- Reserves: 130 MMBOE
- 15Q2 Production: ~53,000 BOE/D
- Acres: ~300,000
- Acquired $1.1 billion in assets since IPO
- Credit Rating (Sr. Unsecured): B / B2

Sanchez Production Partners

(NYSE MKT: SPP) | 2006 (IPO)

Yield / Distributions

- Structure: Publicly-traded limited partnership
- Enterprise Value: > $175 MM
- Asset Focus: Stable cash producing assets
  - Escalating working interests ("EWI")
  - Other integrated assets (midstream focus)
- Integrated approach to visible growth
- Targets distributions at MQD beginning in 2015

[1] Covers operational and technical support and business development activities; includes allocation of G&A

Source: Company websites; market data as of 6/30/2015

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The Sanchez Advantage: Alignment of Interests

4 Growth at SPP generates currency for SN's future growth

1 SN invests capital in development drilling and acquisitions

- Produces growth in production, infrastructure and cash flow



Capital Deployed
Yr. 0-2 Cash Flow To SN
Assets Sold As EWI
Transaction Value Exchanged
Accelerates IRRs to SN
Provides Stable Cash Flows To SPP
Optimizes Cost of Capital
Improves Credit Metrics
Perpetuates Growth Platform
SANCHEZ ENERGY CORPORATION
Development/Growth
Yield/Distributions
SANCHEZ PRODUCTION PARTNERS

3 Cash flows at SPP valued on yield

- Ability to pay market price to SN while capturing economic uplift for SPP
- Ability to show accretion

2 Assets sold to SPP

- Large inventory of mature cash producing assets fit best in the MLP model

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SPP Eagle Ford Acquisition

- Illustrated below, the SPP Eagle Ford Acquisition was structured to offset natural production declines, minimize maintenance capital requirements, and maintain more stable cash flows over the life of the asset for SPP
- The escalating working interests acquired from SN are expected to "levelize" production to SPP in years one through five
- Hedges covering a high percentage of production in years one through five, executed by SN, were novated to SPP at closing



SPP PDP
PDP Total
MBOE Per Year
SN Retains
SPP Owns
Stable Cash Flow, Low Decline
In this EWI structure (closed in Mar-15), SPP's WI increases annually which, when applied to the production total, yields flat SPP production in EWI Years 1 - 5
EWI Year = 1 2 3 4 5

SPP Receives:	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024+
Avg. Working Interest	18.2%	26.1%	33.5%	40.6%	47.5%	47.5%	47.5%	47.5%	47.5%	47.5%
Avg. Net Revenue Interest	13.2%	18.9%	24.2%	29.4%	34.3%	34.3%	34.3%	34.3%	34.3%	34.3%
% PDP Total Shown Above	33.1%	50.7%	66.2%	80.9%	95.0%	95.0%	95.0%	95.0%	95.0%	95.0%
Hedges as a % of Acquired Interests*	95.0%	90.0%	85.0%	85.0%	80.0%					

* Factors shown exclude natural gas liquids production

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Looking Ahead

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Portfolio Overview – May 2015

Sanchez Production Partners LP

SPP Legacy Assets

- Cherokee Basin operated and non-operated assets were acquired in three separate transactions in 2007
  - Assets include SPP's concession agreement with the Osage Nation in Osage County, OK
- Gulf Coast non-operated assets were acquired from Sanchez Energy Partners I, LP in 2013
- "Other" non-operated assets include:
  - Woodford Shale assets acquired in 2008
  - Central Kansas Uplift assets acquired in 2010


Central Kansas Uplift
Cherokee Basin
Woodford Shale
Houston, Texas
Headquarters
Eagle Ford Shale
Gulf Coast

SPP Eagle Ford Acquisition

- Closed 3/31/2015
- Purchased from Sanchez Energy Corp.
- Escalating working interests in 59 non-operated wellbores in Gonzales County, TX
- Production volumes of ~1,000 BOE/D anticipated over years 1-5; declines characteristic of E&P MLP assets thereafter
- Transaction financed with preferred equity raised in a private placement, common units, borrowings under SPP's credit facility, and available cash

Asset Area:	Legacy Assets	Eagle Ford Shale	Pro Forma
Proved Reserves:			
– Total Proved	15,881 MBOE	5,155 MBOE	21,036 MBOE
– % Proved Developed	78%	100%	84%
– Natural Gas	86 Bcfe (90%)	5 Bcfe (16%)	90 Bcfe (72%)
– Oil/Liquids	1,624 MBbl (10%)	4,327 MBbl (84%)	5,951 MBbl (28%)
– R/P Ratio	9.8 Years	14.1 Years	10.6 Years
Probable Reserves	16,036 MBOE	--	16,036 MBOE
Net Acres	~ 730,000*	(Wellbores Only)	~ 730,000*

(1) As of 12/31/2014 based on forward prices; Includes SPP Eagle Ford Acquisition, which closed 03/31/2015

* Includes ~560,000 acres in Osage County under the company's concession agreement with the Osage Nation

Five Keys to Success

Growth	◆ Growth in our asset base is achievable primarily through acquisitions, which may source from: ◆ SOG's operational platform and service relationships ◆ Joint bid opportunities identified by SOG ◆ "Right-sized" transactions with other third parties ◆ Portfolio optimization focus aimed at minimizing maintenance capital requirements and overhead
Distributions	◆ Dependent upon the partnership's ability to execute one or more large-scale acquisitions, which may include transactions with companies to which SOG provides services, and recapitalization
Financial Stability	◆ Target Debt / Adjusted EBITDA of < 3.0x ◆ Target distribution coverage of 1.2x ◆ Target borrowing base utilization of < 80%
SOG Integration	◆ Implementation of the Services Agreements is complete ◆ Continuing integration efforts are aimed at business development, capital efficiency, and operational efficiencies
Cost Containment	◆ G&A savings are anticipated from the Services Agreements over time ◆ Savings expected to accelerate as integration continues ◆ SPP targets annual G&A cost of $6.25 MM

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Optimizing SPP's Distributable Cash Flow

Business Model	**Achieve growth through…**	• Acquisitions
	Mitigate business risks by…	• Targeting cash flowing assets associated with production, gathering, and processing activities • Aligning assets, interests and operations with our sponsor, SOG
	Minimize G&A ("dead money") by…	• Leveraging the SOG operating platform • Eliminating overhead associated with traditional E&P development activities • Utilizing the LP structure • Aggregating assets that are "non-operated" to the MLP
Production, Gathering, and Processing Assets	**Mitigate drilling risks by…**	• Targeting wellbore interests • Minimizing/monetizing undeveloped acreage • Maintaining a high percentage of producing assets
	Minimize "maintenance capital" requirements by…	• Focusing on DCF/unit • Leveraging our sponsor's asset base, service relationships, and deal pipeline • Eliminating drilling requirements • Structuring deals to fit the MLP model
	Manage commodity price risk by…	• Maintaining hedges on a high percentage of production over a five year, rolling tenor
	Manage field-level growth limitations by…	• Adapting to the growth and development plans of the companies and assets that leverage our sponsor's operating platform • Focusing on integrated assets and operations • Entering into long-term agreements

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Appendix

SPP Hedging Program[1]

- SPP intends to hedge a high percentage of PDP for up to five years
- SPP's hedge strategy primarily utilizes swaps and costless collars, as warranted by market conditions
- Hedges executed with SPP's lenders and subject to limitations in SPP's Credit Facility
- Hedges in place result in the following fixed price positions, which were in-the-money $15.7 MM as of 06/30/2015:

	Balance 2015	2016	2017	2018	2019
Natural Gas Hedges[2]					
$/MMbtu	4.17	4.14	3.52	3.58	3.62
MMbtu	2,290,101	4,108,556	296,048	295,683	277,888
Crude Hedges[2]					
$/Bbl	75.36	73.82	64.80	65.40	65.65
Bbl	227,679	441,239	213,003	212,555	199,768

[1] As of 06/30/2015
[2] NYMEX swaps

NOTE: The Partnership accounts for derivatives using the mark-to-market accounting method

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SPP Financial Position

($ in 000's unless noted)	As of 6/30/2015
Cash & Cash Equivalents	**$ 5,224**
Borrowing Capacity	**$ 4,000**
= Borrowing Base	*110,000*
- Debt Outstanding	*106,000*
Total Liquidity	**$ 9,224**
= Borrowing Capacity	*4,000*
+ Cash & Equivalents	*5,224*
Net Debt	**$ 100,776**
= Debt Outstanding	*106,000*
- Cash & Equivalents	*5,224*
Enterprise Value	**$ 178,851**
= Market Capitalization, Common Units	*60,700*
+ Class A Preferred Units	*17,375*
+ Net Debt	*100,776*
Net Debt / Enterprise Value	**56%**

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Recent Financial Results

($ in 000's unless noted)	15Q2 vs. 15Q1		15Q2 vs. 14Q2	
	15Q2	15Q1	15Q2	14Q2
Production (MBOE)	402	324	402	383
Oil & Gas Sales	$ 14,683	$ 12,656	$ 14,683	$ 18,004
Loss from Mark-to-Market Activities	(9,902)	(732)	(9,902)	(5,915)
Revenue	$ 4,781	$ 11,924	$ 4,781	$ 12,089
Operating Expenses[1]	9,687	14,817	9,687	11,768
Cost of Sales	125	205	125	434
Other (Income) Expense[2]	(17)	4	(17)	(150)
EBITDA	$ (5,014)	$ (3,102)	$ (5,014)	$ 37
DD&A[3]	4,205	86,238	4,205	4,515
Net Interest Expense	1,122	646	1,122	533
Net Loss	$ (10,341)	$ (89,986)	$ (10,341)	$ (5,011)
Adjusted EBITDA, As Reported	$ 5,230	$ (437)	$ 5,230	$ 6,965
Add Back: Non-Recurring Items[4]	-	5,318	-	1,000
Equals: Adjusted EBITDA Excluding Non-Recurring Items	$ 5,230	$ 4,881	$ 5,230	$ 7,965

[1] Includes lease operating expenses, production taxes, general and administrative expenses and unit-based compensation program expenses
[2] Includes loss (gain) on asset sale
[3] Includes accretion expense and asset impairments
[4] Includes employee severance charges of $4.4 MM, transaction charges of $0.6 MM, conversion charges of $0.3 MM, and litigation charges of less than $0.1 MM in 15Q1 and $1.0 MM in charges related to implementation of the Services Agreements in 14Q2

See Reconciliation Items, Slide 20

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Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures:

EBITDA and Adjusted EBITDA are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under Reconciliation of Non-GAAP Financial Measures in this presentation. The reconciliations are only intended to be reviewed in conjunction with the presentation to which they relate.

EBITDA is defined as net income (loss) adjusted by interest (income) expense, net; depreciation, depletion and amortization; asset impairments; and accretion expense. Adjusted EBITDA is defined as EBITDA adjusted by (gain) loss on sale of assets; (gain) loss from equity investment; unit-based compensation programs; and (gain) loss on mark-to-market activities. Although not presented herein, we define Distributable Cash Flow as Adjusted EBITDA less maintenance capital expenditures and cash interest expense. Maintenance capital expenditures are capital expenditures that we expect to make on an ongoing basis to maintain our asset base (including our undeveloped leasehold acreage) at a steady level over the long term. These expenditures include the drilling and completion of additional development wells to offset the expected production decline during such period from our producing properties, as well as additions to our inventory of unproved properties or proved reserves required to maintain our asset base.

These financial measures are used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. These financial measures are not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.

Summary of Non-GAAP Financial Measures:

Non-GAAP Measure	Slide(s) Where Used in Presentation	Most Comparable GAAP Measure	Slide Containing Reconciliations
Adjusted EBITDA, EBITDA	17	Net Income	19

Reconciliation Items

Reconciliation of Net Income (Loss) to Adjusted EBITDA ($ in 000s)	14Q2	YTD 14Q2	15Q1	15Q2	YTD 15Q2
Net loss	$ (5,011)	$ (7,950)	$ (89,986)	$ (10,341)	$ (100,327)
Interest expense, net	533	1,058	646	1,122	1,768
DD&A[1]	4,515	8,864	86,238	4,205	90,443
EBITDA	$ 37	$ 1,972	$ (3,102)	$ (5,014)	$ (8,116)
(Gain) on sale of assets	(16)	(23)	(59)	(54)	(113)
Unit-based compensation programs	1,029	1,130	1,992	396	2,388
Loss on mark-to-market activities	5,915	10,912	732	9,902	10,634
Adjusted EBITDA[1],[2]	$ 6,965	$ 13,991	$ (437)	$ 5,230	$ 4,793

Operating Expense to Operating Cost ($/BOE)	14Q2	YTD 14Q2	15Q1	15Q2	YTD 15Q2
Operating expenses[3]	$ 30.70	$ 28.11	$ 45.78	$ 24.12	$ 33.78
Less: Unit-based compensation incl. in operating expense	2.68	1.50	6.15	0.99	3.29
Less: Non-recurring items[4]	2.61	1.32	16.43	-	7.33
Operating cost	$ 25.41	$ 25.29	$ 23.20	$ 23.13	$ 23.16

(1) Includes accretion expense and asset impairments
(2) Includes $1.0 MM in charges related to implementation of the Services Agreements in 14Q2, and employee severance charges of $4.4 MM, transaction charges of $0.6 MM, conversion charges of $0.3 MM, and litigation charges of less than $0.1 MM in 15Q1; Excluding these non-recurring items in quarterly results, 14Q2 Adjusted EBITDA was $8.0 MM and 15Q1 Adjusted EBITDA was $4.9 MM; Excluding these non-recurring items in year-to-date results, YTD 14Q2 Adjusted EBITDA was $15.0 MM and YTD 15Q2 Adjusted EBITDA was $10.1 MM
(3) Includes lease operating expenses, production taxes, general and administrative expenses, and unit-based compensation program expenses
(4) See footnote (2) for a description of Non-recurring items

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